Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)


     In connection with the accompanying Quarterly Report of AMS Health Sciences, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2006 (the "Report"), I, Jerry W. Grizzle, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 14, 2006              By:  /S/ JERRY W. GRIZZLE
                                            Jerry W. Grizzle
                                            Chairman and Chief Executive Officer